                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                DAY RUNNER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                DAY RUNNER, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 4, 1996


         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders (the "Annual Meeting") of Day Runner, Inc., a Delaware corporation (the "Company"), will be held Wednesday, December 4, 1996, at 9:00 a.m., California time, at The Sutton Place Hotel located at 4500 MacArthur Boulevard, Newport Beach, California 92660, for the following purposes, each as more fully described in the attached Proxy Statement:

                  1. To elect seven directors. The names of the nominees intended to be presented for election are: James P. Higgins, Jill Tate Higgins, Charles Miller, Alan R. Rachlin, Mark A. Vidovich, Boyd I. Willat and Felice Willat.

                  2. To approve an amendment to the Company's 1995 Stock Option Plan to increase the aggregate number of shares authorized for issuance thereunder from 300,000 to 500,000 shares.

                  3. To approve the Company's grant to each of its non-employee directors of a warrant to purchase 25,000 shares of the Company's Common Stock.

                  4. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 30, 1997.

                  5. To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

         Only record holders of Common Stock at the close of business on October 14, 1996 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy.

                                      By Order of the Board of Directors


                                      Dennis K. Marquardt
                                      Secretary

Irvine, California
October 29, 1996

                                DAY RUNNER, INC.

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited by and on behalf of the Board of Directors of Day Runner, Inc. ("Day Runner" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held Wednesday, December 4, 1996, at 9:00 a.m., California time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Sutton Place Hotel located at 4500 MacArthur Boulevard, Newport Beach, California 92660.

         These proxy solicitation materials will first be mailed on or about October 29, 1996 to stockholders entitled to vote at the Annual Meeting.

         Only stockholders of record at the close of business on October 14, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 6,329,771 shares of Common Stock were issued and outstanding.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         On all matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company's Certificate of Incorporation or Bylaws, the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the approval of matters submitted to the stockholders for a vote. Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." Broker non-votes are counted as shares that are present and entitled to vote for purposes of determining a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter as to certain shares, those shares will be counted for purposes of determining the presence of a quorum but will not be treated as present and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

         The costs of this solicitation will be borne by the Company. The Company has retained the services of Corporate Investor Communications, Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $1,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited personally or by telephone or telegram by certain of the Company's directors, officers and regular employees, without additional compensation.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's annual meeting of stockholders to be held in 1997 must be received by the Company no later than June 27, 1997 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for December 4, 1996.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

         A board of seven directors will be elected at the Annual Meeting. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are currently directors of the Company. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders and such time as his or her successor is duly elected and qualified or until his or her earlier resignation, removal or death.

         The names of the nominees, and certain information about them, are set forth below:

NAME                           AGE               POSITION(S) WITH THE COMPANY
----                           ---               ----------------------------
Mark A. Vidovich               46           Chairman of the Board, Chief Executive Officer and Director
James P. Higgins               47           Director
Jill Tate Higgins              40           Director
Charles Miller                 54           Director
Alan R. Rachlin                45           Director
Boyd I. Willat                 53           Director
Felice Willat                  52           Director

         Mr. Vidovich joined the Company as Chief Executive Officer and a director in April 1986 and assumed the additional position of Chairman of the Board in March 1990.

         Mr. Higgins has been a director since February 1987. Since 1984, Mr. Higgins has been President and Chairman of the Board of Higgins Management Company, a financial consulting firm. Mr. Higgins is the husband of Ms. Higgins.

         Ms. Higgins has been a director since June 1986. Ms. Higgins is a private investor and is the wife of Mr. Higgins.

         Mr. Miller has been a director since August 1986. Mr. Miller is a private investor.

         Mr. Rachlin has been a director since August 1987. In November 1994, Mr. Rachlin became Chief Executive Officer and President of Pate's Realm, Inc., a software developer. From November 1992 until November 1994, Mr. Rachlin was a business consultant. From May 1987 until October 1992, Mr. Rachlin held various executive management positions at Government Technology Services, Inc., a reseller of computer products to the government market, and most recently served as its Executive Vice President-- Strategic Development and General Counsel.

         Mr. Willat is a co-founder of the Company, has been a director since its incorporation and served as Chairman of the Board from May 1981 until August 1988. Mr. Willat has served as President and Chief Executive Officer of Willat Writing Instruments, a pen manufacturer, since June 1988, and he has served as President of Isola Bella, Inc., a real estate development company, since June 1987. Mr. Willat is the husband of Ms. Willat.

         Ms. Willat is a co-founder of the Company and has been a director since October 1980. She served as President from 1981 until June 1990 and as Vice President, Consumer Affairs from June 1990 until July 1993 when she became Director, Consumer Affairs. Ms. Willat is the wife of Mr. Willat.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held a total of five meetings during the fiscal year ended June 30, 1996 and acted by unanimous written consent six times. During the 1996 fiscal year, each director of the Company attended at least 75% of the aggregate number of (i) all meetings of the Board of Directors and (ii) all meetings held by all committees of the Board on which he or she served.

         The Audit Committee, which is comprised of Messrs. Higgins, Miller and Rachlin (Chairman), met six times during the fiscal year ended June 30, 1996. The Audit Committee recommends the engagement of independent auditors, reviews accounting policies, internal accounting controls, the independence of auditors and the scope and results of audit engagements and generally performs functions related to the financial condition and policies of the Company. The Compensation Committee, which is comprised of Ms. Higgins (Chairperson) and Messrs. Miller and Rachlin, met two times and acted by unanimous written consent once during the fiscal year ended June 30, 1996. The Compensation Committee is responsible for administering the Company's Amended and Restated 1986 Stock Option Plan and 1995 Stock Option Plan, including determining the persons to whom options are granted and the terms of such options, and the Company's Employee Stock Purchase Plan, determining the annual compensation to be paid to the Company's executive officers, approving the annual officer bonus plan and performing such other duties regarding compensation matters as may be delegated to it by the Board of Directors from time to time.

         The Company does not have a nominating committee or any committee performing the function thereof.

COMPENSATION OF DIRECTORS

         The Company pays each non-employee director an annual fee of $10,000, payable quarterly, plus $750 and expenses for each Board of Directors meeting attended. The Company pays each member of the Compensation and Audit Committees an annual fee of $8,000 ($12,000 for the Chairperson of each such Committee), payable quarterly, plus $750 and expenses for each Committee meeting attended.

         In July 1995, Mr. Rachlin entered into a two-year consulting agreement with the Company pursuant to which he agreed to perform consulting services for the Company in exchange for ten-year warrants to purchase 25,000 shares of the Company's Common Stock at $19.00 per share. The consulting agreement was approved unanimously by the Board of Directors of the Company.

                               EXECUTIVE OFFICERS

         The executive officers of the Company, and certain information about them, are as follows:

NAME                                AGE              TITLE
----                                ---              -----
Mark A. Vidovich                    46      Chairman of the Board, Chief Executive Officer and Director
James E. Freeman, Jr.               49      President and Chief Operating Officer
Dennis K. Marquardt                 54      Executive Vice President, Finance & Administration,
                                            Chief Financial Officer and Corporate Secretary
Dennis G. Baglama                   44      Vice President, Sales
Ronald M. Bianco                    49      Vice President, Product Development
Lee R. Coffey                       60      Vice President, Human Resources
John P. Kirkland                    52      Vice President, Operations, North America
Stan Littley                        37      Vice President, International Sales
Judy Tucker                         51      Vice President, Corporate Development
Richard J. Whatley                  52      Vice President, Chief Information Officer

         Officers are appointed by and serve at the discretion of the Board of Directors. The Company has no employment agreements with any of its officers. For information concerning Mr. Vidovich, see "Election of Directors - Nominees" above.

         Mr. Freeman joined the Company as Chief Operating Officer in March 1993 and assumed the additional position of President in May 1995. From August 1992 until March 1993, Mr. Freeman was employed as a consultant by New Product Insights, an Overland Park, Kansas-based marketing consulting firm. From 1986 until July 1992, he served as President, Chief Operating Officer and a director of Stuart Hall Company, Inc., a Kansas City, Missouri-based manufacturer of office and school supplies.

         Mr. Marquardt joined the Company in April 1986 and has served as its Chief Financial Officer since that time. He also served as Vice President, Finance of the Company from April 1986 until March 1990 and as Executive Vice President, Finance & Operations from March 1990 until April 1993 when he was appointed Executive Vice President, Finance & Administration.

         Mr. Baglama joined the Company as National Sales Manager in January 1985, became National Sales Director in June 1987 and was appointed Vice President, Sales in December 1990.

         Mr. Bianco joined the Company in June 1985 and held various non-officer positions until his appointment as Vice President, Product Development in December 1990.

         Mr. Coffey joined the Company as Senior Director, Human Resources in January 1992 and became Vice President, Human Resources in January 1994. From January 1991 until joining the Company, he served as Vice President of Richard
E. Nosky & Associates, a Phoenix, Arizona-based executive search and management consulting firm.

         Mr. Kirkland joined the Company as Director, Customer Service & Distribution in February 1991 and became Senior Director, Customer Service & Distribution in February 1992. He became Vice President, Customer Service & Distribution in April 1993 and was appointed Vice President, Operations, North America in March 1996.

         Ms. Tucker joined the Company in September 1990 and held various non-officer positions until her appointment as Vice President, Corporate Development in March 1994.

         Mr. Littley joined the Company in January 1986 and held various non-officer sales positions until his appointment as Vice President, International Sales in March 1996.

         Mr. Whatley joined the Company as Senior Director, Information Services in December 1993 and became Vice President, Chief Information Officer in February 1995. He served as Vice President, Information Services of Authentic Fitness Corporation, an apparel manufacturer, from October 1993 until joining the Company, and of Taren Holdings, Inc., an apparel manufacturer, from December 1991 until its acquisition by Authentic Fitness Corporation in October 1993.

                            COMMON STOCK OWNERSHIP OF
                      PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of September 1, 1996 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) the executive officers named in the Summary Compensation Table on page 8 and (iv) all current directors and officers of the Company as a group:

NAME OF BENEFICIAL OWNER(1)                       SHARES BENEFICIALLY OWNED                PERCENT OF CLASS
---------------------------                       -------------------------                ----------------
Jill Tate Higgins(2)                                     1,097,540                               17.3%
10153 1/2Riverside Drive, #598
Toluca Lake, CA 91602

William Blair & Company(3)                                 756,190                               11.9
135 South LaSalle Street
Chicago, IL 60603

KAIM Non-Traditional, L.P.(4)                              483,271                                7.6
1800 Avenue of the Stars, 2nd Floor
Los Angeles, CA  90067

Mark A. Vidovich(5)(6)                                     374,034                                5.7
15295 Alton Parkway
Irvine, CA  92718

Felice Willat(7)                                           334,252                                5.3
15295 Alton Parkway
Irvine, CA 92718

Alan R. Rachlin(5)                                         294,184                                4.5

Boyd I. Willat(8)                                          228,709                                3.6

Dennis K. Marquardt(5)(9)                                  158,142                                2.5

James P. Higgins(10)                                        81,214                                1.3

James E. Freeman, Jr.(5)(11)                                79,800                                1.2

Ronald M. Bianco(5)                                         40,716                                *

Dennis G. Baglama(5)                                        14,250                                *

Charles Miller(5)                                            8,000                                *

All current directors and officers
as a group (16 persons)(2)(5)(6)(7)(8)(9)(10)(11)        2,657,788                               38.0

------------------------------

*     Less than one percent.
                                             (footnotes continue on next page)

(1) Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(2) Includes 1,027,426 shares held by O.S. II, Inc., a California corporation of which Ms. Higgins, along with one of her minor children, is the sole owner. Also includes 70,114 shares held by Lakeside Enterprises, L.P., a California limited partnership of which Ms. Higgins is the general partner and a limited partner and of which O.S. II, Inc. is a limited partner. Does not include 11,100 shares beneficially owned by James P. Higgins, Ms. Higgins' husband, as to which shares Ms. Higgins disclaims beneficial ownership (see footnote 10 below).

(3) Based on a Form 13F dated August 14, 1996, wherein William Blair & Company reported that, as of June 30, 1996 and as an institutional investment manager, it had sole investment discretion as to such shares and sole voting authority as to 177,700 of such shares.

(4) Based on a Form 13F dated August 13, 1996, wherein KAIM Non-Traditional, L.P. reported that, as of June 30, 1996 and as an institutional investment manager, it had sole investment discretion and voting authority as to such shares.

(5)   Includes 205,261, 190,624, 42,885, 71,750, 30,000, 14,250, 8,000 and
      661,145 shares for which options or warrants beneficially owned by Messrs. Vidovich, Rachlin, Marquardt, Freeman, Bianco, Baglama and Miller and all current directors and officers as a group, respectively, are exercisable or become exercisable within 60 days after September 1, 1996.

(6) Does not include 2,559 and 7,600 shares held by Mr. Vidovich's children and by a trustee for the benefit of Mr. Vidovich's children, respectively, as to which shares Mr. Vidovich disclaims beneficial ownership.

(7) Includes 20,000 shares for which options held by Ms. Willat are exercisable or become exercisable within 60 days after September 1, 1996. Also includes 34,000 shares held by Mr. and Ms. Willat as trustees of trusts for the benefit of their minor children and as to which shares Mr. and Ms. Willat share voting and investment power. Does not include 194,709 shares beneficially owned by Boyd I. Willat, Ms. Willat's husband, as to which shares Ms. Willat disclaims beneficial ownership (see footnote 8 below).

(8) Includes 25,000 shares for which warrants held by Mr. Willat are exercisable or become exercisable within 60 days after September 1, 1996. Also includes 34,000 shares held by Mr. and Ms. Willat as trustees of trusts for the benefit of their minor children and as to which shares Mr. and Ms. Willat share voting and investment power. Does not include 300,252 shares beneficially owned by Felice Willat, Mr. Willat's wife, as to which shares Mr. Willat disclaims beneficial ownership (see footnote 7 above).

(9) Includes 7,600 shares held by Mr. Marquardt as trustee for Mr. Vidovich's children.

(10) Includes 5,500 shares for which warrants held by Mr. Higgins are exercisable or become exercisable within 60 days after September 1, 1996. Also includes 70,114 shares held by Lakeside Enterprises, L.P., a California limited partnership of which Mr. Higgins is a limited partner in his individual capacity and as custodian for each of the six minor children of Mr. Higgins and Jill Tate Higgins, Mr. Higgins' wife. Does not include 1,027,426 shares beneficially owned by Ms. Higgins as to which shares Mr. Higgins disclaims beneficial ownership (see footnote 2 above).

(11) Includes 2,000 shares held by Mr. Freeman's wife for the benefit of their minor children.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning compensation paid or accrued for the years indicated below by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers for the fiscal year ended June 30, 1996:

                                                       ANNUAL COMPENSATION           LONG-TERM
                                                       -------------------
                                                                                    COMPENSATION
         NAME AND                                                                       AWARDS          ALL OTHER
                                                                                        ------
    PRINCIPAL POSITION               YEAR(1)      SALARY($)(2)      BONUS($)(3)      OPTIONS(#)     COMPENSATION($)(4)
    ------------------               -------      ------------      -----------      ----------     ------------------
Mark A. Vidovich                       1996         $300,000        $285,480            75,875           $2,966
Chief Executive Officer and            1995          200,000         122,000            50,000            3,000
  Chairman of the Board                1994          100,000          83,072           100,000            1,746

James E. Freeman, Jr.                  1996          250,000         230,100            50,000            2,570
President and                          1995          175,000         103,250            25,000            2,625
  Chief Operating Officer              1994           87,500          64,147            50,000              547

Dennis K. Marquardt                    1996          150,000         131,040            10,000            2,310
Executive Vice President,              1995          150,000          84,000            10,000            2,250
  Finance & Administration             1994           75,000          49,984            10,000            1,791
  and Chief Financial Officer

Dennis G. Baglama                      1996          132,000         111,197            10,000            1,569
Vice President, Sales                  1995          132,000          71,200             5,000            1,980
                                       1994           66,000          33,930            10,000              363

Ronald M. Bianco                       1996          132,000         111,197            10,000            2,358
Vice President,                        1995          125,000          52,188             5,000            1,875
  Product Development                  1994           62,500          24,841            10,000            1,363

--------------------------------

(1) The years 1996 and 1995 refer to the twelve months ended June 30, 1996 and 1995, respectively, and the year 1994 refers to the six months ended June 30, 1994.

(2) Includes amounts, if any, deferred by the named officer under the Company's 401(k) Plan.

(3) Bonuses were based on the Company's financial performance and, except for discretionary bonuses in the amounts of $25,000, $15,000 and $10,000 included in the amounts shown for 1994 with respect to Messrs. Vidovich, Freeman and Marquardt, respectively, were paid under the Company's Officer Bonus Plan.

(4) All amounts shown represent Company matching contributions allocated under the Company's 401(k) Plan to the accounts of the named officers.

OPTION GRANTS IN FISCAL YEAR 1996

         The following table sets forth certain information concerning stock option grants in the fiscal year ended June 30, 1996 to the executive officers named in the Summary Compensation Table:



                                                                                                   POTENTIAL
                                                 INDIVIDUAL GRANTS                              REALIZABLE VALUE
                             ---------------------------------------------------------            AT ASSUMED
                                                                                                  ANNUAL RATES
                                                 % OF TOTAL                                      OF STOCK PRICE
                                                  OPTIONS                                          APPRECIATION
                                                 GRANTED TO    EXERCISE                         FOR OPTION TERM(3)
                               OPTIONS           EMPLOYEES       PRICE      EXPIRATION          ------------------
       NAME                  GRANTED (#)(1)    IN FY 1996(2)   ($/SHARE)      DATE           5% ($)      10% ($)
       ----                  --------------    -------------   ---------  ------------    ------------ ----------
Mark A. Vidovich                75,875             45.1%        $16.75       8/8/05       $799,266     $2,025,498
James E. Freeman, Jr.           50,000             29.7          16.75       8/8/05        526,699      1,334,760
Dennis K. Marquardt             10,000              5.9          16.75       8/8/05        105,340        266,952
Dennis G. Baglama               10,000              5.9          16.75       8/8/05        105,340        266,952
Ronald M. Bianco                10,000              5.9          16.75       8/8/05        105,340        266,952

------------------------------

(1) Such options were granted under the Company's Amended and Restated 1986 Stock Option Plan (the "1986 Plan"), vest and become exercisable in 20 equal quarterly installments over five years and were granted for terms of ten years subject to earlier termination under certain circumstances relating to termination of employment. The exercise prices of such options represent the reported closing sales price of the Company's Common Stock on The Nasdaq Stock Market on the grant date.

(2) The Company granted options to purchase an aggregate of 168,375 shares of Common Stock under the 1986 Plan to employees in the fiscal year ended June 30, 1996.

(3) Potential values are net of exercise price and before taxes payable in connection with the exercise of such options or the subsequent sale of shares acquired upon the exercise of such options. These values represent certain assumed rates of appreciation of the Company's Common Stock (i.e., 5% and 10% compounded annually over the term of such options) based on the SEC's rules. The actual values will depend upon, among other factors, the future performance of the Company's Common Stock, overall market conditions and the named officer's continued employment with the Company. Therefore, the potential values reflected in this table may not necessarily be achieved.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996 AND OPTION VALUES AT
JUNE 30, 1996

         The following table sets forth certain information concerning stock option exercises during the fiscal year ended June 30, 1996 and unexercised options held as of June 30, 1996 by the executive officers named in the Summary Compensation Table:

                             SHARES                           NUMBER OF SHARES                    VALUE OF
                            ACQUIRED                       UNDERLYING UNEXERCISED         UNEXERCISED IN-THE-MONEY
                               ON            VALUE           OPTIONS AT 6/30/96             OPTIONS AT 6/30/96(2)
                                                             ------------------             ---------------------
       NAME                EXERCISE(#)  REALIZED($)(1)  EXERCISABLE     UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
       ----                -----------  --------------  -----------     -------------   -----------    -------------
Mark A. Vidovich             48,500         $978,078       164,037        210,713        $2,243,071      $2,392,836
James E. Freeman, Jr.        20,000          157,500        49,250        118,750           589,594       1,291,406
Dennis K. Marquardt          18,000          314,820        35,575         32,525           491,784         364,178
Dennis G. Baglama            20,000          238,125         8,250         26,750           103,594         310,656
Ronald M. Bianco             10,500          182,395        24,500         25,500           340,125         292,375

--------------------------------

(1) Such value represents the difference between the market value of the shares acquired upon exercise of such options (calculated using the closing sales price of the Company's Common Stock on the date of exercise as reported on The Nasdaq Stock Market) and the exercise price of such options.

(2) Such value represents the difference between the market value of the shares underlying such "in-the-money" options (calculated using the closing sales price (i.e., $25.875) of the Company's Common Stock on June 30, 1996 as reported on The Nasdaq Stock Market) and the exercise price of such options.


TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

OFFICER SEVERANCE PLAN

         In 1993, the Company implemented an officer severance plan (the "Severance Plan") under which officers of the Company are entitled to receive certain severance benefits following termination of employment, if such termination is non-temporary, involuntary and without cause. In addition, if there is a "change in control" of the Company, an officer will receive benefits under the Severance Plan if such officer terminates his or her employment with the Company either for any reason within one year following the change in control or for "good reason" (which includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits) within two years following such change in control.

         Each eligible officer is entitled to severance pay based on his or her highest annual compensation (i.e., base salary plus automobile allowance), the number of years employed by the Company and the highest office attained prior to termination. The amounts that would be payable under the Severance Plan to Messrs. Vidovich, Freeman, Marquardt, Baglama and Bianco if their employment were terminated as of September 1, 1996 and they were eligible for severance benefits under the Severance Plan would be $384,000, $192,900, $183,400, $103,500, and $103,500, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee presently consists of Jill Tate Higgins (Chairperson), Charles Miller and Alan R. Rachlin, all of whom are outside directors. No member of the Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         See "Election of Directors - Compensation of Directors."


         The following Compensation Committee Report on Executive Compensation and the Performance Graph on page 14 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.


                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for determining and approving the annual compensation to be paid and the benefits to be provided to the Company's executive officers and for administering the Company's stock option plans. The Company's compensation program is designed to attract, retain and motivate qualified executive officers who the Company believes will contribute to its long-term success. The Company's compensation program is comprised primarily of annual base salaries, stock option grants and cash bonuses based on the Company's fiscal year financial performance. In addition, executive officers are eligible to participate in the Company's employee stock purchase plan and receive automobile allowances, group life insurance and health benefits as part of their overall compensation. The Committee considers each component of compensation within the context of the entire officer compensation program in making its determinations.

         The Compensation Committee of the Board of Directors during fiscal 1996 consisted of Jill Tate Higgins (Chairperson), Charles Miller and Alan R. Rachlin, all of whom are outside directors. Although Mr. Vidovich, the Company's Chief Executive Officer, is invited from time to time to attend meetings of the Compensation Committee and periodically consults with and makes recommendations to the Committee regarding officer compensation, he is not entitled to vote on any matters under consideration by the Committee and does not participate in discussions during Committee meetings regarding the setting of his annual base salary, the award of any bonus to him or the grant of stock options to him.

         Annual Base Salaries. The Compensation Committee reviews and approves the annual base salaries of all executive officers (including the Chief Executive Officer). In determining annual base salaries, the Committee considers both subjective and objective factors, including, among others, an officer's responsibilities, experience and qualifications, job performance, contributions and length of service to the Company, general information concerning competitive salaries and the Company's financial results and condition. For fiscal year 1996, principally in recognition of the Company's improved financial results and achievement of certain corporate objectives in fiscal year 1995, the Compensation Committee increased the annual base salaries of the Company's Chief Executive Officer, President and Chief Operating Officer and Vice President, Product Development by 50%, 42.9% and 5.6%, respectively, over fiscal 1995 levels. For fiscal 1996, the Committee did not increase annual base salaries of the Company's other executive officers over fiscal 1995 levels principally because of the Committee's belief that (i) such officers' base salaries were adequate and appropriate in light of the foregoing factors and (ii) the principal opportunity for increased compensation should be incentive-based and depend on appreciation in the value of the Company's Common Stock subject to or acquired upon the exercise of stock options granted to such officers and bonuses based on the Company's financial performance.

         Bonuses. The Compensation Committee believes that a significant portion of an officer's overall compensation should be incentive-based and directly linked to the financial performance of the Company and to the Company's goal of increasing stockholder value. Under the terms of an officer bonus plan adopted annually for each fiscal year and administered by the Compensation Committee, executive officers are entitled to receive cash bonuses only if fiscal year after bonuses net income increases by at least 20% over the prior fiscal year's after bonuses net income. If such 20% net income growth is achieved, each officer is entitled to receive a cash bonus based on a percentage of his or her annual base salary, and such percentage increases as the rate of such net income growth achieved exceeds 20%. Such bonuses are calculated and paid after completion of the Company's annual audit. The minimum after bonuses net income at which officers were eligible to receive bonuses under the Fiscal 1996 Officer Bonus Plan was $9,574,000 (i.e., 120% of the Company's after bonuses net income for the twelve months ended June 30, 1995). Based on fiscal 1996 after bonuses net income of $11,818,000, an aggregate of $1,120,188 in bonuses was earned by the Company's executive officers under the Fiscal 1996 Officer Bonus Plan. Individual bonuses ranged from 54.6% to 95.2% of an officer's base salary.

         Stock Options. Options to purchase the Company's Common Stock have historically been and continue to be a key component of the Company's compensation program. The Compensation Committee views the grant of stock options as a valuable incentive that serves to attract, retain and motivate executive officers and other key employees as well as to align their interests more closely with the Company's goal of enhancing stockholder value. The Committee reviews and considers recommendations by the Company's Chief Executive Officer with regard to the grant of stock options to executive officers (other than himself) and certain key employees. In determining the size, frequency and other terms of an option grant to an executive officer, the Committee considers a number of factors, including, among others, such officer's position, responsibilities, job performance, prior option grants, contributions and length of service to the Company and the value of his or her vested and unvested previously granted stock options, if any.

         The exercise price of options is not less than the market price on the date of grant and, therefore, options will only have value if the stock price increases over the option exercise price. Options generally vest in equal quarterly installments over five years as long as the optionee remains an employee of the Company and, therefore, encourage an optionee to remain in the employ of the Company. In fiscal 1996, options to purchase an aggregate of 163,375 shares of Common Stock were granted to all executive officers as a group and represented approximately 97% of all options granted to the Company's employees in fiscal 1996.

         Compensation of Chief Executive Officer. The Compensation Committee generally considers the same factors in determining the Chief Executive Officer's compensation as it considers with respect to the Company's other executive officers. Mr. Vidovich's fiscal 1996 compensation combined an annual base salary with a cash bonus based on the Company's after bonuses net income growth and a stock option grant, and thus reflects the Compensation Committee's philosophy that a significant portion of the Chief Executive Officer's overall compensation should be incentive-based.

         Deductibility of Executive Compensation. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation (including stock-based compensation) paid to a particular officer exceeds $1 million in any fiscal year. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. Based upon the Company's current compensation plans and policies and the regulations under
Section 162(m), it appears unlikely that the compensation to be paid to the Company's executive officers for fiscal 1997 would exceed the $1 million limitation per officer.

                                              COMPENSATION COMMITTEE


                                              Jill Tate Higgins, Chairperson
                                              Charles Miller
                                              Alan R. Rachlin

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the Nasdaq Market Index and of a selected peer group of publicly traded companies (the "Selected Peer Group") having the same four-digit standard industrial code (SIC) as the Company (SIC Code 2782 -- Blankbooks, Looseleaf Binders and Devices) for the period commencing March 11, 1992 (i.e., the date of the Company's initial public offering) and ended June 30, 1996. The Selected Peer Group is comprised of Deluxe Corp., Franklin Quest Co., C. R. Gibson Co., John H. Harland Co., The Holson Burnes Group, Kleer Vu Industries Inc. and Day Runner.

         The stock price performance shown on the graph below is not necessarily indicative of future price performance.



                     COMPARISON OF CUMULATIVE TOTAL RETURN*
        AMONG DAY RUNNER, THE NASDAQ MARKET INDEX AND SELECTED PEER GROUP


                                    [GRAPH]


                        3/11/92    6/30/92    6/30/93    6/30/94     6/30/95    6/30/96
                        -------    -------    -------    -------     -------    -------
Day Runner                $100     $ 64.79    $ 54.93    $ 104.23    $ 97.18    $145.77
Nasdaq Market Index        100       91.77     112.65      123.53     144.88     182.38
Selected Peer Group        100      103.31     104.41       87.57      98.89     108.60



---------------------------

  * Assumes (i) $100 invested on March 11, 1992 in each of the Company's Common Stock, the Nasdaq Market Index and the Selected Peer Group and
         (ii) immediate reinvestment of all dividends, if any.

                      PROPOSAL 2 - APPROVAL OF AMENDMENT TO
                      THE COMPANY'S 1995 STOCK OPTION PLAN

         In 1995, the Board of Directors of the Company adopted and the Company's stockholders approved the 1995 Stock Option Plan (the "1995 Plan") under which 300,000 shares of Common Stock were reserved for issuance pursuant to the exercise of stock options granted thereunder.

         The Board of Directors has adopted, subject to stockholder approval, an amendment to the 1995 Plan to increase the number of shares authorized for issuance thereunder by 200,000 shares. If such amendment is approved, a total of 500,000 shares will have been authorized for issuance under the 1995 Plan since its inception. As of October 1, 1996, no shares had been issued upon the exercise of options under the 1995 Plan, 232,500 shares were subject to outstanding options, and 67,500 shares (not including the 200,000-share increase subject to stockholder approval) remained available for option grants under the 1995 Plan. To the extent options are granted to purchase any of such additional 200,000 shares prior to obtaining stockholder approval of such amendment, such options will be expressly conditioned upon obtaining such approval.

         AT THE ANNUAL MEETING, THE STOCKHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE 1995 PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 200,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE 1995 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1995 PLAN.

NEW PLAN BENEFITS

         Grants under the 1995 Plan are made at the discretion of the Compensation Committee to whom the Board of Directors has delegated the administration of the 1995 Plan. Because future optionees, the number of shares subject to option grants and exercise prices have not yet been determined, future grants under the 1995 Plan are not yet determinable.

         A summary of the principal provisions of the 1995 Plan is set forth below and is qualified in its entirety by reference to the 1995 Plan. A copy of the 1995 Plan is available from the Company's Secretary upon request.

PURPOSE

         The purposes of the 1995 Plan are to (i) attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business;
(ii) motivate such persons, by means of performance-related incentives, to achieve the Company's business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

ADMINISTRATION

         The 1995 Plan may be administered by the Board of Directors or, upon appointment by the Board, by a committee composed of two or more Board members. The 1995 Plan is currently administered by the Compensation Committee, comprised of outside directors, which has been authorized to approve the grant and terms of options. The interpretation and construction of any provision of the 1995 Plan is within the sole discretion of the members of the Board or its committee, whose determination is final and binding.

ELIGIBILITY

         The 1995 Plan provides that non-statutory stock options and incentive stock options may be granted only to employees (including officers and directors who are also employees) of and consultants to the Company. As administrator of the 1995 Plan, the Compensation Committee selects the optionees and determines the type of option (i.e., incentive or non-statutory) and the number of shares to be subject to each option. In making such determination, there is taken into account a number of factors, including an employee's position and responsibilities, individual job performance, prior stock option grants (if any), contributions and length of service to the Company, the value of his or her vested and unvested previously granted options, if any, and other relevant factors. As of October 1, 1996, approximately 840 persons were eligible to receive options and 17 optionees were holding options under the 1995 Plan.

TERMS OF OPTIONS

         Options granted under the 1995 Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code), or non-statutory stock options. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

         (a) Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an employee may be granted incentive stock options that first become exercisable during any one calendar year under all the Company's plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 1995 Plan during any calendar year to any one optionee may not exceed 100,000 shares.

         (b) Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 1995 Plan vest and become exercisable at such times and in such cumulative installments as the Board of Directors or its committee determines subject to earlier termination of the option upon termination of the optionee's employment for any reason. The form of payment for shares to be issued upon the exercise of an option may, in the discretion of the Board of Directors or its committee, consist of cash, check, the delivery of shares of Common Stock, a combination thereof or such other consideration as is determined by the Board of Directors or its committee.

         (c) Exercise Price: The exercise price per share for the shares to be issued pursuant to the exercise of an option is determined by the Board of Directors or its committee and may not be less than 100% of the fair market value of the Common Stock on the grant date with respect to both non-statutory and incentive stock options. The fair market value of the Common Stock on the date of an option grant is equal to the closing sales price of the Common Stock on the date of the option grant as reported on The Nasdaq Stock Market. On October 1, 1996, the closing sales price of the Company's Common Stock on The Nasdaq Stock Market was $28.50 per share.

         (d) Termination of Employment: If an optionee's employment with the Company is terminated for any reason, other than death, total and permanent disability or termination "for cause" (as defined in the 1995 Plan), his or her options may be exercised at any time within 90 days after such termination as to all or part of the shares as to which the optionee was entitled to exercise the options at the time of termination. If the optionee's employment with the Company is terminated for cause, his or her options may be exercised at any time within 30 days after such termination to the extent such options are vested and not exercised as of such date.

         (e) Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, his or her options may be exercised at any time within 180 days after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability.

         (f) Expiration of Options: Options may not have a term greater than ten years from the grant date for an incentive stock option or ten years plus one day from the grant date for a non-statutory stock option. No option may be exercised after its expiration.

         (g) Nontransferability of Options: An option is nontransferable by the optionee, other than by will or by the laws of descent and distribution or transfers between spouses incident to a divorce, and is exercisable only by the optionee or his or her legal guardian during the lifetime of the optionee or, in the event of death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the option by bequest or inheritance.

         (h) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1995 Plan as may be determined by the Board of Directors or its committee.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

         In the event that a change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the stock for which options are exercisable under the 1995 Plan, appropriate adjustment will be made in the exercise price of and the number of shares covered by outstanding options and in the number of shares available for issuance under the 1995 Plan. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation as a result of which the Company is not the surviving and controlling corporation, outstanding options will be assumed by the successor corporation or the Board of Directors will declare that any option will terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given to optionees and permit each optionee to exercise his or her options as to all or any portion of the shares covered by such options, including shares as to which the options would not otherwise be exercisable.

AMENDMENT AND TERMINATION

         The Board of Directors or its committee may amend or terminate the 1995 Plan at any time or from time to time without the approval of the Company's stockholders; provided, however, that approval of the holders of voting shares represented or present and entitled to vote is required for any amendment to the 1995 Plan which would: (i) materially increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (ii) materially change the designation of the class of persons eligible to participate in the 1995 Plan; (iii) remove the administration of the 1995 Plan from the Board of Directors or its committee; (iv) extend the term of the 1995 Plan beyond its initial ten-year term; (v) materially increase the benefits to participants under the 1995 Plan; or (vi) materially modify the requirements as to eligibility for participation in the 1995 Plan. In any event, the 1995 Plan will terminate on the tenth anniversary of its approval by the stockholders of the Company (i.e., December 5, 2005) provided that any options then outstanding will remain outstanding until they expire by their terms.

TAX INFORMATION

         The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax rules currently in effect which are applicable to stock options. A taxpayer's particular situation may be such that some variation of the general rules may apply. This summary does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 1995 Plan or the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

         INCENTIVE STOCK OPTIONS

         If an option granted under the 1995 Plan is treated as an "incentive stock option" as defined in Section 422 of the Code, then the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

         If an optionee exercises an incentive stock option and does not dispose of the shares received within two years of the date of the grant of such option and within one year after the exercise of the option, whichever period ends later, any gain realized upon disposition will be characterized as long-term capital gain, and any loss will be long-term capital loss. In either such case, the Company will not be entitled to a federal income tax deduction.

         If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the exercise of the option, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise less the purchase price or (ii) the amount realized on the disposition less the purchase price will be taxed as ordinary income in the taxable year in which the disposition occurs. Any such ordinary income will increase the optionee's tax basis for purposes of determining gain or loss on the sale or exchange of such shares. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be, and any loss realized upon the disposition will be treated as a capital loss. An optionee will generally be considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, a transfer in insolvency proceedings, incident to a divorce, or upon death). If the amount realized is less than the purchase price, generally the optionee will not recognize income.

         The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the option price is an adjustment in determining an optionee's alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from such disposition may offset any adjustment to alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize an adjustment to alternative minimum taxable income in the year of exercise and ordinary income in the year of such disqualifying disposition in an amount determined under the rules described above. An optionee's alternative minimum tax liability is affected by the availability of a special credit, a basis adjustment and other complex rules. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

         In general, there will be no federal tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares.

         NON-STATUTORY STOCK OPTIONS

         Non-statutory stock options granted under the 1995 Plan do not qualify as "incentive stock options" and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted a non-statutory option. However, upon its exercise, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the compensation paid to the optionee. If such earnings are insufficient to pay the withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

         Upon a sale of any shares acquired pursuant to the exercise of a non-statutory stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be. The optionee's basis for determination of such gain or loss will ordinarily be the sum of the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.

         In general, there will be no federal tax consequences to the Company upon the grant or termination of a non-statutory stock option or the sale or disposition of the shares acquired upon exercise of a non-statutory stock option. However, upon the exercise of a non-statutory stock option, the Company will be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided the Company has satisfied its withholding obligations under the Code.

                   PROPOSAL 3 - APPROVAL OF GRANT OF WARRANTS
                     TO THE COMPANY'S NON-EMPLOYEE DIRECTORS

         In October 1996, the Board of Directors of the Company approved the grant, subject to the approval of the Company's stockholders and effective as of the date of the Annual Meeting, of warrants to purchase 25,000 shares of the Company's Common Stock to each of the non-employee directors of the Company elected at the Annual Meeting (each, a "Director Warrant" and, collectively, the "Director Warrants"). The Company has not, since 1991, granted any options, warrants or other equity securities of the Company to any of its non-employee directors in connection with services rendered to the Company in their capacities as directors.

         AT THE ANNUAL MEETING, THE STOCKHOLDERS WILL BE REQUESTED TO APPROVE THE GRANT OF THE DIRECTOR WARRANTS TO THE COMPANY'S NON-EMPLOYEE DIRECTORS. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE GRANT OF THE DIRECTOR WARRANTS. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE GRANT OF THE DIRECTOR WARRANTS TO THE COMPANY'S NON-EMPLOYEE DIRECTORS.

NEW PLAN BENEFITS

         The following table sets forth the number of Director Warrants which will be granted as of the date of the Annual Meeting to the current non-employee directors of the Company, which grants are subject to the approval of the Company's stockholders and to the election of such directors at the Annual Meeting. Only non-employee directors of the Company who are elected as members of the Company's Board of Directors at the Annual Meeting will be granted Director Warrants. Since the exercise price of the Director Warrants will be equal to the market value of the Common Stock on the date of grant (i.e., the date of the Annual Meeting), the dollar value of such benefits is reflected as zero.

                                DIRECTOR WARRANTS

                                                                                           Number of Shares
              Name and Position                           Dollar Value($)(1)            Underlying Warrants(#)
              -----------------                           ------------------            ----------------------
Non-Executive Director Group (five persons)                    $  0                              125,000

-----------------------------

(1) If approved by the Company's stockholders at the Annual Meeting, such Director Warrants will be granted at an exercise price per share equal to the closing sales price per share of the Company's Common Stock on the date of grant (i.e., the date of the Annual Meeting) as reported on The Nasdaq Stock Market.


         A summary of the principal terms and provisions of the Director Warrants is set forth below and is qualified in its entirety by reference to the written warrant certificates evidencing the Director Warrants. The terms and provisions of the Director Warrants are the same in all material respects as the terms and provisions of the 25,000-share warrants granted in 1991 to the non-employee directors of the Company.

PURPOSE

         The purposes of the Director Warrants are to attract and retain the best available candidates for the Board of Directors of the Company, to provide additional incentive to non-employee members of the Board to promote the success of the Company's business and to enable non-employee members of the Board to share in the growth and prosperity of the Company.

ELIGIBILITY

         Any person who at the close of business on the date of the Annual Meeting is a member of the Company's Board of Directors and who is not an employee of the Company is eligible to receive a Director Warrant. As of October 1, 1996, the Company had five non-employee directors (i.e., James P. Higgins, Jill Tate Higgins, Charles Miller, Alan R. Rachlin and Boyd I. Willat) who will be eligible to receive a Director Warrant if they are elected to the Board at the Annual Meeting.

TERMS OF DIRECTOR WARRANTS

         The Company's Board of Directors in October 1996 adopted resolutions that provide for the grant on the date of the Annual Meeting of a Director Warrant to each non-employee director elected at the Annual meeting in consideration for such person's serving on the Board of Directors (such directors also receive the fees described under "PROPOSAL 1 - ELECTION OF DIRECTORS -- COMPENSATION OF DIRECTORS" above). Such grants are subject to the approval of the Company's stockholders at the Annual Meeting and will not be made if such approval is not obtained. Each Director Warrant will be evidenced by a written warrant certificate executed by the Company and will be subject to the following terms and conditions:

         (a) Exercise of Director Warrants: Each Director Warrant will vest and become exercisable cumulatively in 60 equal monthly installments, with the first installment vesting on January 1, 1997 and an additional installment vesting on the first day of each calendar month thereafter. A Director Warrant will vest only so long as a director continues to serve as a director of the Company. A Director Warrant will be exercisable by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares to be issued upon exercise of a Director Warrant may be made by certified or cashier's check.

         (b) Exercise Price: The exercise price of a Director Warrant will be equal to 100% of the fair market value of the Common Stock on the date of the Annual Meeting based upon the closing sales price of the Common Stock on The Nasdaq Stock Market as of such date. On October 1, 1996, the closing sales price of the Company's Common Stock on The Nasdaq Stock Market was $28.50 per share.

         (c) Term of Director Warrants. Director Warrants will have a term of seven years.

         (d) Termination as Director: If a director who receives a Director Warrant ceases to serve as a director for any reason, whether voluntarily or involuntarily, or permanently or temporarily, then after the date of such termination and through the end of the term of the Director Warrant granted to such director, the holder of such Director Warrant may exercise the Director Warrant to purchase all or a part of the shares that the holder of the Director Warrant was entitled to purchase at the date on which the director ceased serving as a director.

         (e) Expiration of Director Warrants: The Director Warrants may not be exercised after their seven-year terms have expired.

         (f) Transferability of Director Warrants: The Director Warrants are transferable by the holders thereof subject to compliance with applicable securities laws.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR CONTROL

         In the event any change, such as a stock split or stock dividend, is made in the Company's capitalization which affects the Common Stock, an appropriate adjustment will be made in the exercise price of and the number of shares subject to outstanding Director Warrants. In the event of the proposed sale of all or substantially all of the assets of the Company or the merger, consolidation or reorganization of the Company with or into another corporation (any of which shall constitute a "Reorganization"), then the Director Warrants shall thereafter evidence the right to purchase such number and kind of securities and other property as would have been issuable or distributable on account of such Reorganization upon or with respect to the securities which were purchasable or would have become purchasable under the Director Warrants immediately prior to such Reorganization; provided, however, that in the event that upon completion of any such Reorganization, the stockholders of the Company immediately prior to such event do not own at least 50% of the equity interest of the corporation resulting from such Reorganization, the Director Warrants shall expire upon completion of the Reorganization.

TAX INFORMATION

         The federal tax consequences of Director Warrants are complex and subject to change. Such consequences will be comparable to the tax consequences arising in connection with the grant and exercise of a non-statutory stock option and the sale of shares subject thereto. For a general discussion of the tax consequences upon the grant and exercise of a non-statutory stock option and the sale of shares acquired upon exercise of a non-statutory stock option, see "PROPOSAL 2 - APPROVAL OF AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN -- TAX INFORMATION -- NON-STATUTORY STOCK OPTIONS" above.


                    PROPOSAL 4 - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Deloitte & Touche LLP, independent auditors, to audit the Company's consolidated financial statements for the fiscal year ending June 30, 1997, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.


                                  OTHER MATTERS

         The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Dennis K. Marquardt
                                          Secretary
Irvine, California
October 29, 1996

                               DAY RUNNER, INC.

                             1995 STOCK OPTION PLAN



1.       ESTABLISHMENT AND PURPOSE OF THE PLAN.

         Day Runner, Inc. hereby establishes this 1995 Stock Option Plan to promote the interests of the Company and its stockholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make a material contribution to the successful operation of the Company's business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company's business goals and
(iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.       DEFINITIONS.

         The following definitions shall apply throughout the Plan:

         a. "AFFILIATE" shall mean any entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

         b. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company.

         c. "CODE" shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

         d. "COMMITTEE" shall mean the committee of the Board of Directors appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board of Directors.

         e. "COMPANY" shall mean Day Runner, Inc., a Delaware corporation (or any successor corporation), and any "subsidiary" corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

         f. "CONTINUOUS EMPLOYMENT" shall mean the absence of any interruption or termination of employment by the Company. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

         g.      "DISABILITY"     shall mean the inability of the Optionee to
engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than 12 months. In determining the Disability of an Optionee, the Committee may require the Optionee to furnish proof of the existence of Disability and may select a physician to examine the Optionee. The final determination as to the Disability of the Optionee shall be made by the Committee.

         h. "DISINTERESTED PERSON" shall mean an administrator of the Plan who, during the one year prior to service as an administrator of the Plan, has not been granted or awarded and, during such service, is not granted or awarded stock, stock options or stock appreciation rights pursuant to the Plan or any other plan of the Company or any of its Affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliates, except for any plan under which the award of stock, stock options or stock appreciation rights is not subject to the discretion of any person or persons. The term "Disinterested Person" shall be interpreted in a manner consistent with the meaning of such term under Rule 16-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

         i. "EMPLOYEE" shall mean any employee of the Company, including officers and directors who are also employees.

         j. "FAIR MARKET VALUE" shall mean, with respect to Shares, the fair market value per Share on the date an option is granted and, so long as the Shares are quoted on the National Association of Securities Dealers Automated Quotations ("NASDAQ") System, the Fair Market Value per Share shall be the closing price on The Nasdaq Stock Market as of the date of grant of the Option, as reported in The Wall Street Journal or, if there are no sales on such date, on the immediately preceding day on which there were reported sales.

         k. "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         l. "NON-STATUTORY STOCK OPTION" shall mean an Option which is not an Incentive Stock Option.

         m. "OPTION" shall mean the grant of the right to an Employee or consultant pursuant to the Plan to purchase a specified number of Shares at a specified exercise price.

         n. "OPTION AGREEMENT" means a written agreement substantially in one of the forms attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

         o. "OPTIONED STOCK" shall mean the Shares subject to an Option granted pursuant to the Plan.

         p. "OPTIONEE" shall mean an Employee or consultant of the Company who is granted an Option under the Plan.

         q. "PLAN" shall mean this Day Runner 1995 Stock Option Plan as the same may be amended from time to time.

         r. "SHARES" shall mean shares of the Common Stock of the Company, par value per share of $0.001, or any shares into which such Shares may be converted in accordance with Section 10 of the Plan.

         s. "TERMINATION FOR CAUSE" shall mean termination of employment as a result of (i) any act or acts by the Optionee constituting a felony under any federal, state or local law; (ii) the Optionee's willful and continued failure to perform the duties assigned to him or her as an Employee or consultant; (iii) any material breach by the Optionee of any agreement with the Company concerning his or her employment or other understanding concerning the terms and conditions of employment by the Company; (iv) dishonesty, gross negligence or malfeasance by the Optionee in the performance of his or her duties as an Employee or consultant or any conduct by the Optionee which involves a material conflict of interest with any business of the Company or Affiliate; or (v) the Optionee's taking or knowingly omitting to take any other action or actions in the performance of Optionee's duties as an Employee or consultant without informing appropriate members of management to whom such Optionee reports, which action or actions, in the determination of the Committee, have caused or substantially contributed to the material deterioration in the business of the Company or any Affiliate, taken as a whole.

3.       SHARES RESERVED.

         The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 300,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

         Shares subject to, but not sold or issued under, any Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan. Any Shares which may be tendered, actually or by attestation, by an Optionee as full or partial payment in connection with the exercise of any Option under the Plan shall again be available for Stock Options thereafter granted during the remainder of the term of the Plan.

4.       ADMINISTRATION OF THE PLAN.

         a. The Plan shall be administered by a Committee designated by the Board of Directors to administer the Plan and comprised of not less than two directors, each of whom is a Disinterested Person and an "outside director" as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board of Directors may determine or until their resignation, retirement, removal or death, if sooner. From time to time the Board of Directors may increase the size of the

Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor or fill vacancies however caused.

         b. Subject to the provisions of the Plan, the Committee shall have the sole and complete discretionary authority: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, or Non-Statutory Stock Options; (ii) to determine, upon review of relevant information, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be granted to Employees and consultants in accordance with Section 6(d) of the Plan; (iv) to determine the Employees and consultants to whom, and the time or times at which, Options shall be granted, and the number of Shares subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan subject to the limitations set forth in Section 12 of the Plan;
(vi) to determine the terms and provisions of each Option granted to Optionees under the Plan and each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and to modify or amend an outstanding Option or Option Agreement; (vii) to accelerate the exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options and to determine the eligibility of an Employee or consultant for benefits hereunder and the amount thereof; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; (xi) to cancel any outstanding Option and grant to an Optionee in replacement thereof such number of Options on such terms and conditions as the Committee shall determine; and (xii) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

         c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum, and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present, or acts approved in writing by a majority of the members of the Committee without a meeting, shall constitute acts of the Committee.

         e. The Company shall pay all original issue and transfer taxes with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of an Option or transfer of Shares.

5.       ELIGIBILITY.

         Options may be granted under the Plan only to Employees and consultants. An Employee or consultant who has been granted an Option may be granted, if he or she is otherwise eligible, additional Options.

6.       TERMS AND CONDITIONS OF OPTIONS.

         Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Non-Statutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Committee may deem advisable, the following terms and conditions:

         a. Time of Granting Options. The date of grant of an Option shall be, for all purposes, the date on which the Committee makes the determination granting such Option; provided, however, that if the Committee determines that such grant shall be effective as of some future date, the date of grant shall be as of such future date. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

         b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Non-Statutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 100,000 Shares. If an Option held by an Employee or consultant of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee or consultant and any replacement Option granted to such Employee or consultant shall also count against such limit.

         c.      Vesting.     Options granted under the Plan shall vest as
determined by the Committee, in its sole and absolute discretion, from time to time, which may include installment or performance vesting or other contingent vesting provisions.

         d. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option, whether an Incentive Stock Option or a Non-Statutory Stock Option, shall be such price as is determined by the Committee; provided, however, such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant.

                 Notwithstanding anything to the contrary herein, in the case of an Incentive Stock Option granted to an Employee or consultant who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.

         e. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee on the date of grant and may consist entirely of cash, check or Shares having a Fair Market Value on the date of surrender (either actually or by attestation) equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Committee in its discretion; provided, however, that the Optionee shall be required to pay in cash an amount necessary to satisfy the Company's tax withholding obligations. Payment of the exercise price specified in the Option may also be made in accordance with the procedures for a "cashless exercise" (including the delivery of an irrevocable notice of exercise) as the same may be established from time to time by the Company to facilitate exercises of Options and sales of Shares under this Plan.

                 If the consideration for the exercise of an Option is the actual surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his or her title to the Shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Shares used to effect the purchase shall be the Fair Market Value of such Shares on the date of exercise as determined by the Committee in its sole discretion, exercised in good faith.

         f. Term of Options. The term of an Incentive Stock Option may be up to ten years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee or consultant who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, shall be five years from the date of grant thereof or such shorter term as may be approved by the Committee.

                 The term of a Non-Statutory Stock Option may be up to ten years and one day from the date of grant thereof.

                 The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth therein.

         g. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Non-Statutory Stock Options.

7.       EXERCISE OF OPTION.

         a. In General. Any Option granted hereunder to an Employee or consultant shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance or other criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

                 An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

         b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Committee are made). Full payment may consist of such consideration and method of payment allowable under Section 6(e) of the Plan.

         c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised, except if the Option is exercised by tendering Shares, either actually or by attestation.

         d. Exercise of Stockholder Rights. Until the Option is properly exercised in accordance with the terms of this section, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 10 of the Plan.

         e. Termination of Continuous Employment. If an Optionee's Continuous Employment with the Company terminates for any reason other than death, Disability or Termination for Cause, he or she may exercise his or her Option to the extent such Option was exercisable as of the date of such termination, but only within 90 days following the date of such termination (subject to any earlier termination of the Option as provided by its terms).

         Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Option Agreement, and, unless otherwise amended by the Committee, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment with the Company terminated. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

         f. Death or Disability Of Optionee. If an Optionee's Continuous Employment with the Company terminates due to the death or Disability of the Optionee, the Option may be exercised, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee, within six months following the date of such termination (subject to any earlier termination of the Option as provided by its terms).

         Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Option Agreement, and, unless otherwise amended by the Committee, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment with the Company terminated. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

         g.      Termination for Cause.    If an Optionee's Continuous
Employment with the Company terminates due to his or her Termination for Cause, he or she may exercise his or her Option to the extent such Option was exercisable as of the date of such termination, but only within 30 days following the date of such Termination for Cause (subject to any earlier termination of the Option as provided by its terms).

         Notwithstanding the foregoing, an Option shall not be exercisable after the expiration of the term of such Option, as set forth in the Option Agreement, and, unless otherwise amended by the Committee, an Option may be exercised only to the extent the Optionee was entitled to exercise it on the date his or her Continuous Employment with the Company terminated. To the extent the Optionee does not exercise his or her Option, to the extent exercisable, within the time specified herein, the Option shall terminate.

         h. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

         i. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

                 Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, applicable state law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and may be further subject to the approval of counsel for the Company with respect to such compliance.

         j. Withholding or Deduction for Taxes. The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Optionee any taxes required to be withheld under Federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation and other amounts, if any, payable to the Optionee are insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company's withholding obligations under Federal, state and local law.

8.       NONTRANSFERABILITY OF OPTIONS.

         Options granted under the Plan may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce, and any such attempt may result, at the discretion of the Committee, in the termination of such Options. During the lifetime of the Optionee, his or her Option may be exercised only by the Optionee or his or her legal guardian.

9.       HOLDING PERIOD.

         In the case of Options granted to officers and directors of the Company, at least six months must elapse from the date of grant of the Option to the date of disposition of the underlying Shares.

10.      ADJUSTMENT UPON CHANGE IN CORPORATE STRUCTURE.

         a. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise or purchase price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or combination, the payment of a stock dividend, recapitalization, merger, consolidation, exchange, spin-off or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees and consultants), as may be necessary to prevent dilution or enlargement of rights; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Any such adjustment shall be made by the Committee, in its sole discretion, whose determination in that respect shall be final, binding and conclusive. The existence of the Plan and outstanding Options shall not limit or affect in any way the right or power of the Company to engage in any such transactions.

         b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets or stock of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another corporation, as a result of which the Company is not the surviving and controlling corporation, the Board of Directors shall (i) make provision for the assumption of all outstanding options by the successor corporation or (ii) declare that any Option shall terminate as of a date fixed by the Board of Directors which is at least 30 days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares covered by the Option as to which the Option would not otherwise be exercisable, provided such exercise does not violate Section 7(e) of the Plan.

         c. No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board of Directors, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates, in such event shall be in a form and have such terms and conditions as the Board of Directors in its discretion shall prescribe.

11.      STOCKHOLDER APPROVAL.

         Effectiveness of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such stockholders. Stockholder approval shall be obtained by the affirmative votes of the holders of a majority of voting Shares present or represented and entitled to vote at a meeting of stockholders duly held in accordance with the laws of the state of Delaware.

12.      AMENDMENT AND TERMINATION OF THE PLAN.

         a. Amendment and Termination. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable and may make any other amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the holders of a majority of the voting Shares represented or present and entitled to vote at a valid meeting of stockholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 10 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of persons eligible to be granted Options;
(v) remove the administration of the Plan from the Board of Directors or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 15 hereunder.

         b. Effect of Amendment or Termination. Except as otherwise provided in Section 10 of the Plan, any amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Notwithstanding anything to the contrary herein, this 1995 Stock Option Plan shall not adversely affect, unless mutually agreed in writing by the Company and an Optionee, the terms and provisions of any Option granted prior to the date the Plan was approved by stockholders as provided in Section 11 of the Plan.

13.      INDEMNIFICATION.

         No member of the Committee or of the Board shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving actual bad faith, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent, or Employee. In addition to such other rights of indemnification they may have as members of the Board of Directors, or as members of the Committee, the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Option taken thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee or Board member is liable for actual bad faith in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, a Committee or Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

14.      GENERAL PROVISIONS.

         a. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

         b. No Enlargement of Rights. Neither the Plan, nor the granting of Shares, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee or consultant in employment for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company or any Affiliate to terminate the employment of any Employee or consultant thereof at any time for any reason or no reason.

                 No Employee or consultant shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Option Agreement, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

         c. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to an Optionee whom an Option is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such Optionee or his or her transferee (upon the transfer of the Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

         d. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to the conflict of laws rules thereof.

         e. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

         f. Information to Optionees. The Company shall provide, upon request, without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

         g. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

         h. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

15.      EFFECTIVE DATE AND TERM OF PLAN.

         The Plan shall become effective upon stockholder approval as provided in Section 11 of the Plan. The Plan shall continue in effect for a term of ten years unless sooner terminated under Section 12 of the Plan.

                                   EXHIBIT A

                                  EXHIBIT A-1


                                DAY RUNNER, INC.

                             1995 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


         DAY RUNNER, INC., a Delaware corporation (the "Company"), hereby grants to ______________________ (the "Optionee") an option (the "Option") to purchase a total of __________ ( ) shares of common stock of the Company (the "Shares"), at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's 1995 Stock Option Plan (the "Plan") applicable to Incentive Stock Options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, capitalized terms used in this Agreement shall have the same meanings ascribed to them in the Plan.

         1. NATURE OF THE OPTION. The Option is intended by the Company and the Optionee to qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. DATE OF GRANT; TERM OF OPTION. The Option is granted as of ______________, and it may not be exercised later than _______________.

         3. OPTION EXERCISE PRICE. The exercise price of the Option is $________ per Share, which price is not less than the Fair Market Value per Share on the date the Option was granted.

         4. EXERCISE OF OPTION. The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and the Option as follows:

                 (a) RIGHT TO EXERCISE. The Option shall vest and be exercisable, cumulatively, [specify vesting schedule, e.g., in 20 equal quarterly installments, commencing on January 1, 199_, and continuing to vest as to one additional installment on the first day of each calendar quarter thereafter]. An Optionee who has been in Continuous Employment with the Company since the grant of the Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company or disability or death, the provisions of Section 5 below shall apply to the right of the Optionee to exercise the Option.

                 (b) METHOD OF EXERCISE. The Option shall be exercisable by written notice in the form of the Notice of Exercise of Incentive Stock Option utilized by the Company from time to time, which notice shall state the election to exercise the Option and the number of

Shares in respect to which the Option is being exercised. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Committee pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and may bear a legend as required under the Plan and/or under applicable law.

                 (c) RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                 (d) NO STOCKHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a stockholder shall exist with respect to the Shares as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7 of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

         5.      TERMINATION OF CONTINUOUS EMPLOYMENT.

                 (a) If the Optionee's Continuous Employment with the Company terminates for any reason other than death, Disability or Termination for Cause, as such terms are defined in the Plan, then the Optionee shall have the right to exercise the Option at any time within 90 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

                 (b) If the Optionee's Continuous Employment with the Company terminates due to the death or Disability of the Optionee, then the Option may be exercised at any time within six months after the date of such termination, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee (subject to any earlier termination of the Option as provided by its terms).

                 (c) If the Optionee's Continuous Employment with the Company terminates due to his or her Termination for Cause, then the Optionee shall have the right to exercise the Option at any time within 30 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

                 (d) Notwithstanding the foregoing regarding the exercise of the Option after the termination of Continuous Employment, the Option shall not be exercisable after the expiration of its term, as set forth in Section 2 herein, and, unless otherwise amended by the Committee, the Option may be exercised only to the extent the Optionee was entitled to exercise it on the date the Optionee's Continuous Employment with the Company terminated. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate.

         6. NONTRANSFERABILITY OF OPTION. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or the rules thereunder, and may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7. NO ENLARGEMENT OF RIGHTS. Neither the Plan nor the Option granted hereunder shall confer upon the Optionee any right to continue as an employee or consultant of the Company or limit in any respect the right of the Company to discharge the Optionee as an employee or consultant at any time, with or without cause and with or without notice. The Optionee shall have only such rights and interests as are expressly provided in this Agreement and the Plan.

         8. WITHHOLDING TAX LIABILITY. In connection with the exercise of the Option, the Company and the Optionee will incur liability for applicable state and federal income withholding tax on the difference, if any, between the aggregate purchase price and the then fair market value of the Shares acquired upon such exercise. The Optionee understands and agrees that the Company may be required to withhold part or all of the Optionee's regular compensation to pay the withholding tax, and that if such regular compensation is insufficient the Company may require the Optionee, as a condition of exercise of the Option, to pay in cash the amount of such withholding tax liability.

         9. EFFECT OF THE PLAN ON OPTION. The Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan, as such may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his or her consent, of the Option or any rights hereunder. Pursuant to the Plan, the Committee appointed by the Board of Directors of the Company is authorized to adopt rules and regulations, consistent with the Plan and as it shall deem appropriate and proper, with regard to the Plan. A copy of the Plan in its present form is available for inspection at the Company's principal office during the Company's business hours by the Optionee or the persons entitled to exercise the Option.

         10.     ENTIRE AGREEMENT.    The terms of this Agreement and the
Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

         11.     SEVERABILITY.    If any provision of this Agreement, or the
application of such provision to any person or circumstances, is held valid or unenforceable, the remainder of this

Agreement, or the application of such provision to persons or circumstances other than those as to which it is held valid or unenforceable, shall not be affected thereby.

Date: _____________________             DAY RUNNER, INC.

                                        By:____________________________________

                                        Title:_________________________________

         The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee with respect to any questions arising with respect to the Option and the Plan.

Date: ________________


                                        _______________________________________
                                                 Signature of Optionee


                                        _______________________________________
                                                       Address


                                        _______________________________________
                                        City            State          Zip Code

                                  EXHIBIT A-2


                                DAY RUNNER, INC.

                             1995 STOCK OPTION PLAN
                      NON-STATUTORY STOCK OPTION AGREEMENT


         DAY RUNNER, INC., a Delaware corporation (the "Company"), hereby grants to ______________________ (the "Optionee") an option (the "Option") to purchase a total of __________ ( ) shares of common stock of the Company (the "Shares"), at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's 1995 Stock Option Plan (the "Plan") applicable to Non- Statutory Stock Options, which terms and provisions are incorporated by reference herein. Unless the context herein otherwise requires, capitalized terms used in this Agreement shall have the same meanings ascribed to them in the Plan.

         1. NATURE OF THE OPTION. The Option is intended to be a Non-Statutory Stock Option and is not intended to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. DATE OF GRANT; TERM OF OPTION. The Option is granted as of ______________, and it may not be exercised later than _______________.

         3. OPTION EXERCISE PRICE. The exercise price of the Option is $________ per Share, which price is not less than the Fair Market Value per Share on the date the Option was granted.

         4. EXERCISE OF OPTION. The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and the Option as follows:

                 (a) RIGHT TO EXERCISE. The Option shall vest and be exercisable, cumulatively, [specify vesting schedule, e.g., in 20 equal quarterly installments, commencing on January 1, 199_, and continuing to vest as to one additional installment on the first day of each calendar quarter thereafter]. An Optionee who has been in Continuous Employment with the Company since the grant of the Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment. However, an Option may not be exercised for a fraction of a Share. In the event of the Optionee's termination of employment with the Company or disability or death, the provisions of Section 5 below shall apply to the right of the Optionee to exercise the Option.

                 (b) METHOD OF EXERCISE. The Option shall be exercisable by written notice in the form of the Notice of Exercise of Non- Statutory Stock Option utilized by the Company from time to time, which notice shall state the election to exercise the Option and the number of Shares in respect to which the Option is being exercised. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Chief Financial Officer of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price. Payment of the exercise price shall be by cash or by check or by such other method of payment as is authorized by the Committee pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and may bear a legend as required under the Plan and/or under applicable law.

                 (c) RESTRICTIONS ON EXERCISE. The Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                 (d) NO STOCKHOLDER RIGHTS BEFORE EXERCISE AND ISSUANCE. No rights as a stockholder shall exist with respect to the Shares as a result of the grant of the Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7 of the Plan following the exercise of the Option as provided in this Agreement and the Plan.

         5.      TERMINATION OF CONTINUOUS EMPLOYMENT.

                 (a) If the Optionee's Continuous Employment with the Company terminates for any reason other than death, Disability or Termination for Cause, as such terms are defined in the Plan, then the Optionee shall have the right to exercise the Option at any time within 90 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

                 (b) If the Optionee's Continuous Employment with the Company terminates due to the death or Disability of the Optionee, then the Option may be exercised at any time within six months after the date of such termination, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, or, in the case of Disability, by the Optionee (subject to any earlier termination of the Option as provided by its terms).

                 (c) If the Optionee's Continuous Employment with the Company terminates due to his or her Termination for Cause, then the Optionee shall have the right to exercise the Option at any time within 30 days after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination (subject to any earlier termination of the Option as provided by its terms).

                 (d) Notwithstanding the foregoing regarding the exercise of the Option after the termination of Continuous Employment, the Option shall not be exercisable after the expiration of its term, as set forth in Section 2 herein, and, unless otherwise amended by the Committee, the Option may be exercised only to the extent the Optionee was entitled to exercise it on the date the Optionee's Continuous Employment with the Company terminated. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option shall terminate.

         6. NONTRANSFERABILITY OF OPTION. The Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or the rules thereunder, and may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         7. NO ENLARGEMENT OF RIGHTS. Neither the Plan nor the Option granted hereunder shall confer upon the Optionee any right to continue as an employee or consultant of the Company or limit in any respect the right of the Company to discharge the Optionee as an employee or consultant at any time, with or without cause and with or without notice. The Optionee shall have only such rights and interests as are expressly provided in this Agreement and the Plan.

         8. WITHHOLDING TAX LIABILITY. In connection with the exercise of the Option, the Company and the Optionee will incur liability for applicable state and federal income withholding tax on the difference, if any, between the aggregate purchase price and the then fair market value of the Shares acquired upon such exercise. The Optionee understands and agrees that the Company may be required to withhold part or all of the Optionee's regular compensation to pay the withholding tax, and that if such regular compensation is insufficient the Company may require the Optionee, as a condition of exercise of the Option, to pay in cash the amount of such withholding tax liability.

         9. EFFECT OF THE PLAN ON OPTION. The Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan, as such may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his or her consent, of the Option or any rights hereunder. Pursuant to the Plan, the Committee appointed by the Board of Directors of the Company is authorized to adopt rules and regulations, consistent with the Plan and as it shall deem appropriate and proper, with regard to the Plan. A copy of the Plan in its present form is available for inspection at the Company's principal office during the Company's business hours by the Optionee or the persons entitled to exercise the Option.

         10. ENTIRE AGREEMENT. The terms of this Agreement and the Plan constitute the entire agreement between the Company and the Optionee with respect to the subject matter hereof and supersede any and all previous agreements between the Company and the Optionee.

         11. SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstances, is held valid or unenforceable, the remainder of this

Agreement, or the application of such provision to persons or circumstances other than those as to which it is held valid or unenforceable, shall not be affected thereby.

Date: _____________________             DAY RUNNER, INC.

                                        By:____________________________________

                                        Title:_________________________________

         The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee with respect to any questions arising with respect to the Option and the Plan.

Date: ________________


                                        _______________________________________
                                                  Signature of Optionee


                                        _______________________________________
                                                        Address


                                        _______________________________________
                                        City             State         Zip Code

                               AMENDMENT NO. 1 TO
                                DAY RUNNER, INC.
                            1995 STOCK OPTION PLAN*


                 Section 3 of the Day Runner, Inc. 1995 Stock Option Plan is hereby amended to read in its entirety as follows:

                          "3.     SHARES RESERVED.  The maximum aggregate
                 number of Shares reserved for issuance pursuant to the Plan shall be 500,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 10 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

                          Shares subject to, but not sold or issued under, any
                 Option terminating, expiring or canceled for any reason prior to its exercise in full, shall again become available for Options thereafter granted under the Plan, and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan. Any Shares which may be tendered, actually or by attestation, by an Optionee as full or partial payment in connection with the exercise of any Option under the Plan shall again be available for Options thereafter granted during the remainder of the term of the Plan."


Dated:  October 21, 1996





________________________

   * This amendment is subject to approval by the Company's stockholders at their next annual meeting scheduled to be held on December 4, 1996.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                                DAY RUNNER, INC.


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                             Warrant to Purchase
                                                   25,000 Shares of Common Stock


                                DAY RUNNER, INC.

                    INCORPORATED UNDER THE LAWS OF THE STATE

                                  OF DELAWARE

                          Void after December 3, 2006


         THE WARRANT evidenced by this Certificate has been issued for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         THIS CERTIFICATE evidences the right of ____________________ (the "Holder") to purchase 25,000 shares of Common Stock, par value $0.001 per share (the "Shares"), of Day Runner, Inc., a Delaware corporation (the "Company"), at a price of _______________ ($________) per Share, subject, however, to the terms and conditions hereinafter set forth.

         1.      Definitions.  As used in this Certificate:

                 (a) "Warrant" shall mean the rights evidenced by this Certificate.

                 (b) "Warrant Price" shall mean _______________ ($________), as adjusted in accordance with Section 5 hereof.

         2. Term of Warrant. The Warrant may be exercised only during the period commencing on December 4, 1996 through the close of business on December 3, 2006 (the "Warrant Term") and may be exercised only in accordance with the terms and conditions hereinafter set forth.

         3. Exercise of Warrant. The Warrant shall be exercisable as follows:

                 (a) Right to Exercise. The Warrant shall vest and become exercisable cumulatively in 60 equal monthly installments with the first installment vesting on January 1, 1997 and one additional installment vesting on the first day of each month thereafter so long as _______________ remains a member of the Company's Board of Directors.

                          Notwithstanding the foregoing, if ___________________
____________________ shall cease to be a director of the Company for any reason or no reason ("Termination"), whether such Termination is permanent or temporary, then after the effective date of such Termination and through the end of the Warrant Term the Holder may exercise the Warrant to purchase only such number of Shares that the Holder would have been entitled to purchase on the effective date of such Termination in accordance with the foregoing. To the extent that the Holder shall not have been entitled to exercise any portion of the Warrant on the effective date of such Termination, such portion shall be deemed to have expired unexercised on such effective date.

                 (b) Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange. The Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Certificate, properly endorsed, with the form of subscription attached to this Certificate duly executed by the Holder, at the principal office of the Company, and by the payment to the Company by certified or cashier's check of the then applicable Warrant Price. In the event of any exercise of the Warrant, certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time after the Warrant has been so exercised and, unless the Warrant has expired, a new certificate representing the right to purchase the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such time. All such new certificates shall be dated the date hereof and shall be identical to this Certificate except as to the number of Shares issuable pursuant thereto.

                 (c) Restrictions on Exercise. The Warrant may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of the Warrant, the Company may require the Holder to make such representations and warranties to the Company as may be required by applicable law or regulation.

         4. Shares Fully Paid; Reservation of Shares. The Company covenants and agrees that all Shares will, upon issuance and payment in accordance herewith, be fully paid, validly issued and nonassessable. The Company further covenants and agrees that during the Warrant Term the Company will at all times have authorized and reserved for the purpose of issue upon exercise of the Warrant at least the maximum number of Shares as are issuable upon the exercise of the Warrant.

         5. Adjustment of Purchase Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                 (a) Consolidation, Merger or Reclassification. If the Company at any time while the Warrant remains outstanding and unexpired shall consolidate with or merge into any other corporation, or sell all or substantially all of its assets to another corporation, or reclassify or in any manner change the securities then purchasable upon the exercise of the Warrant (any of which shall constitute a "Reorganization"), then lawful and adequate provision shall be made whereby this Certificate shall thereafter evidence the right to purchase such number and kind of securities and other property as would have been issuable or distributable on account of such Reorganization upon or with respect to the securities which were purchasable or would have become purchasable under the Warrant immediately prior to such Reorganization. The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such Reorganization shall assume by written instrument executed and mailed or delivered to the Holder, at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase. Notwithstanding anything in this Section 5(a) to the contrary, the prior two sentences shall be inoperative and of no force and effect if upon the completion of any such Reorganization the stockholders of the Company immediately prior to such event do not own at least 50% of the equity interest of the corporation resulting from such Reorganization, in which case the Warrant or any unexercised portion thereof shall expire upon the completion of such Reorganization if the notice required by Section 5(e) hereof has been duly given.

                 (b) Subdivision or Combination of Shares. If the Company at any time while the Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to such subdivision or combination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision or combination.

                 (c) Certain Dividends and Distributions. If the Company at any time while the Warrant is outstanding and unexpired shall take a record of the holders of its Common Stock for the purpose of:

                          (i) Stock Dividends. Entitling them to receive a dividend payable in, or other distribution without consideration of, Common Stock, then the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to each dividend or distribution by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or

                          (ii) Distribution of Assets, Securities, etc. Making any distribution without consideration with respect to its Common Stock (other than a cash dividend) payable other than in its Common Stock, the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of Shares receivable upon such exercise, and without payment of any additional consideration therefor, such assets or securities as would have been payable to the Holder as owner of that number of Shares receivable by exercise of the Warrant had the Holder been the holder of record of such Shares on the record date for such distribution, and an appropriate provision therefor shall be made a part of any such distribution.

                 (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price pursuant to Subsections (b) or (c)(i) of this Section 5, the number of Shares purchasable hereunder shall be adjusted to that number determined by multiplying the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately following such adjustment.

                 (e)      Notice.  In case at any time during the Warrant Term:

                          (i) The Company shall pay any dividend payable in stock upon its Common Stock or make any distribution, excluding a cash dividend, to the holders of its Common Stock;

                          (ii) The Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                          (iii) There shall be any reclassification of the Common Stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

                           (iv) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder at least ten days' prior written notice (or, in the event of notice pursuant to Section 5(e)(iii), at least 30 days' prior written notice) of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect to any such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up. Such notice shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given personally or by first-class, registered or certified mail or similar delivery service, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company.

                 (f) No Change in Certificate. The form of this Certificate need not be changed because of any adjustment in the Warrant Price or in the number of Shares purchasable upon exercise of any or all of the Warrant. The Warrant Price or the number of Shares shall be considered to have been so changed as of the close of business on the date of adjustment.

         6. Fractional Shares. No fractional Shares will be issued in connection with any exercise of the Warrant, rather, in lieu of such fractional Shares, the Company shall make a cash payment therefor upon the basis of the fair market value of the Shares at the time of such exercise, as determined in good faith by the Company's Board of Directors.

         7. Transfer and Exchange of Warrant. Subject to the terms hereof, including, without limitation, Section 8, the Warrant and all rights hereunder are transferable, in whole or in part, on the books of the Company maintained for such purpose at its principal office referred to above by the registered holder hereof in person or by its duly authorized attorney, upon surrender of the Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of the Warrant, by taking or holding the same, consents and agrees that the Warrant when endorsed in blank shall be deemed negotiable and that when the Warrant shall have been so endorsed, the holder hereof may be treated by the Company and all other persons dealing with the Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.

         The Warrant is exchangeable at such office for a Warrant or Warrants for the same aggregate number of shares of Common Stock, all new Warrants to represent the right to purchase such number of shares as the holder hereof shall designate at the time of such exchange.

         8. Restrictions on Transfer of Warrant. The Holder of the Warrant, by acceptance hereof, agrees that, absent an effective notification under Regulation A or a registration statement, in either case under the Securities Act of 1933, covering the disposition of the Warrant or Common Stock issued, or issuable upon exercise hereof, such Holder will not sell, transfer, pledge or hypothecate any or all of such Warrant or Common Stock, as the case may be, unless such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and applicable state securities laws, and such Holder consents to the Company making a notification on its records or giving instructions to any transfer agent of the Warrant or such Common Stock in order to implement such restriction on transferability.

         9. No Rights as Stockholder. The holder of the Warrant, as such, shall not be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in the Warrant be construed to confer on such holder, as such, any rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action, to receive notice of meetings of stockholders, to receive dividends or subscription rights or otherwise.

         10.     Miscellaneous Provisions.

                 (a) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of loss, theft or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of the Warrant, the Company at its expense will execute and deliver, in lieu of the Warrant, a new Warrant of like tenor.

                 (b) Governing Law. The Warrant shall be governed by and construed and enforced in accordance with the internal laws, and not the laws pertaining to choice or conflicts of laws, of the State of Delaware.

         Dated as of December 4, 1996.


                                        DAY RUNNER, INC.



                                        By:_____________________________________
                                           ____________, Chief Executive Officer

ATTEST:



_______________________________
___________________, Secretary

                                DAY RUNNER, INC.

                               SUBSCRIPTION FORM

         (To be completed and signed only upon exercise of the Warrant)


TO:      Day Runner, Inc.
         15295 Alton Parkway
         Irvine, CA  92718

         Attention: Secretary


         The undersigned, the holder of the attached Warrant, hereby irrevocably elects to exercise the right of purchase represented by such Warrant for, and to purchase thereunder, _______* shares of Day Runner, Inc. Common Stock and herewith makes payment of $___________ for those shares, and requests that the certificate(s) for those shares be issued in the name of and delivered to:

                                        (Please print name and address)

                                        ___________________________________

                                        ___________________________________

                                        ___________________________________

                                        ___________________________________




Dated: _____________________            ___________________________________
                                        Signature

                                        ___________________________________
                                        Print Name






__________________________________

     * Insert here the number of shares called for on the face of the Warrant (or in the case of partial exercise, that portion as to which the Warrant is being exercised), without making any adjustment for additional Common Stock or any other securities or property which, under the adjustment provisions of the Warrant, may be deliverable upon exercise.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DAY RUNNER, INC.

                      1996 ANNUAL MEETING OF STOCKHOLDERS

   The undersigned stockholder of Day Runner, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 29, 1996, and hereby appoints Mark A. Vidovich and Dennis K. Marquardt, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held Wednesday, December 4, 1996, at 9:00 a.m., California time, at The Sutton Place Hotel located at 4500 MacArthur Boulevard, Newport Beach, California 92660, and at any adjournment(s) thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth below:

    1.  ELECTION OF DIRECTORS

        / / FOR ALL nominees listed below                 / / WITHHOLD AUTHORITY
            (except as marked to the contrary below).         to vote for ALL nominees listed below.


    (Instruction: To WITHHOLD the authority to vote for any individual nominee, mark the box next to the nominee's name below.)

   Name of Nominee:

                             / / James P. Higgins                   / / Alan R. Rachlin                    / / Boyd I. Willat
                             / / Jill Tate Higgins                  / / Mark A. Vidovich                   / / Felice Willat
                             / / Charles Miller

   2. APPROVAL OF AMENDMENT TO 1995 STOCK OPTION PLAN

              / / FOR              / / AGAINST              / / ABSTAIN

   To approve an amendment to the Company's 1995 Stock Option Plan to increase the aggregate number of shares authorized for issuance thereunder from 300,000 to 500,000 shares, as described in the Proxy Statement.

   3. APPROVAL OF GRANT OF WARRANTS TO NON-EMPLOYEE DIRECTORS

              / / FOR              / / AGAINST              / / ABSTAIN

   To approve the Company's grant to each of its non-employee directors of a warrant to purchase 25,000 shares of the Company's Common Stock, as described in the Proxy Statement.

                           (Continued on other side)

                          (Continued from other side)

   4. APPOINTMENT OF INDEPENDENT AUDITORS

              / / FOR              / / AGAINST              / / ABSTAIN

   To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending June 30, 1997, as described in the Proxy Statement.

   5. OTHER BUSINESS

   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

   Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

   THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3
                                                       --------------
AND 4 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                       Dated:  , 1996

                                                       -------------------------
                                                              (Signature)

                                                       -------------------------
                                                              (Signature)

                                                       (This Proxy should be
                                                       marked, dated and signed
                                                       by the stockholder(s)
                                                       EXACTLY as his or her
                                                       name appears hereon and
                                                       returned promptly in the
                                                       enclosed envelope.
                                                       Persons signing in a
                                                       fiduciary capacity should
                                                       so indicate. If shares
                                                       are held by joint tenants
                                                       or as community property,
                                                       both should sign.)

                        DO NOT FOLD, STAPLE OR MUTILATE